SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported)  September 3, 1998


         AEI REAL ESTATE FUND XV LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                      State of Delaware
   (State or other Jurisdiction of Incorporation or Organization)


           0-14089                      93-0926134
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
          (Address of Principal Executive Offices)


                        (651) 227-7333
    (Registrant's telephone number, including area code)



    (Former name or former address, if changed since last report)



Item 2.   Acquisition or Disposition of Assets.

       On September 3, 1998, the Partnership purchased a 26.05% interest in a newly constructed Champps Americana restaurant in Troy, Michigan from Champps Entertainment, Inc. The total cash purchase price of the land and building was approximately $4,972,000. The remaining interests in the property are owned by AEI Real Estate Fund XVII Limited Partnership, AEI Real Estate Fund XVIII Limited Partnership and AEI Net Lease Income & Growth Fund XIX Limited
Partnership, affiliates of the Partnership. Champps Entertainment, Inc. is not affiliated with the Partnership.

       The cash, used in purchasing the property, was from the proceeds of sale of properties.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial statements of businesses acquired.
               Not    Applicable.    Property   was   newly
               constructed.

          (b)  A limited number of proforma adjustments are
               required  to  illustrate the  effects of the
               transaction on the balance sheet and  income
               statement.      The     following  narrative
               description is furnished in  lieu   of   the
               proforma statements:

               Assuming the Partnership had acquired the property on January 1, 1997, the Partnership's Investments in Real Estate would have increased by $1,295,206 and its Current Assets
               (cash)  would  have decreased by  approximately
               $1,295,206.

               The Total Income for the Partnership would have increased from $654,236 to $786,844 for the year ended December 31, 1997 and from $314,080 to $359,256 for six months ended June 30, 1998 if the Partnership had owned the property during the periods.

               Depreciation  Expense would have  increased  by
               $30,438   and  $15,219  for  the   year   ended
               December  31,  1997 and the  six  months  ended
               June 30, 1998, respectively.

               The net effect of these proforma adjustments would have caused Net Income to increase from $981,473 to $1,083,643 and from $181,128 to
               $211,085, which would have resulted in Net Income of $145.98 and $28.48 per Limited Partnership Unit outstanding for the year ended December 31, 1997 and the six months ended June 30, 1998, respectively.


          (c)  Exhibits

                Exhibit  10.1 - Net  Lease   Agreement   dated
                                December  23,   1997   between
                                the Partnership, AEI Net Lease
                                Income  &  Growth   Fund   XIX
                                Limited Partnership,  AEI Real
                                Estate  Fund   XVIII   Limited
                                Partnership, AEI  Real  Estate
                                Fund  XVII Limited Partnership
                                and Champps Entertainment, Inc.
                                relating to the property at 301
                                West Big  Beaver  Road,   Troy,
                                Michigan   (incorporated    by
                                reference to  Exhibit  10.9 of
                                Form 10-KSB  filed  with   the
                                Commission on March  23, 1998).

                Exhibit  10.2 - First Amendment  to Net Lease
                                Agreement  dated September 3,
                                1998 between  the Partnership
                                AEI   Net   Lease   Income  &
                                Growth  Fund   XIX    Limited
                                Partnership, AEI Real  Estate
                                Fund XVIII Limited Partnership,
                                AEI Real   Estate   Fund  XVII
                                Limited Partnership and Champps
                                Entertainment,  Inc.  relating
                                to the property at 301 West Big
                                Beaver Road, Troy, Michigan.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AEI REAL ESTATE FUND XV
                                LIMITED PARTNERSHIP

                                By: AEI Fund Management 86-A, Inc.
                                Its:  Managing General Partner


Date:  September 15, 1998       /s/ Mark E Larson
                                By: Mark E. Larson
                                Its Chief Financial Officer